Exhibit 10.1

                       AFFILIATE STOCK PURCHASE AGREEMENT

This Affiliate Stock Purchase Agreement (this "AGREEMENT"), is made as of June 3, 2011, by and between GUILBERT CUISON, as to 158,956 shares and JEROME GOLEZ as to 158,956 shares, both businessmen, (the "SELLERS") and Oded Shvartz, (referred to herein as the "PURCHASER").

                                    RECITALS

     WHEREAS, the Sellers collectively are the owners of 1,600,000 restricted shares of common stock, of Business Outsourcing Services, Inc., a Nevada corporation (the "COMPANY") in the proportions set out above; and

     WHEREAS, the Sellers propose to sell to the Purchaser a total of 317,912 (prior to a 35 for 1 stock split, scheduled to occur on or about June 15, 2011) restricted shares of common stock (the "PURCHASED SHARES"), on the terms set forth herein.

     In consideration of the premises, representations, warranties and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. PURCHASE AND SALE

1.1 The Sellers hereby agree to sell, assign, transfer and deliver to the Purchaser, and the Purchaser hereby agrees to purchase from the Sellers, the Purchased Shares at a purchase price per share of US $0.0125 for an aggregate purchase price of US $3,973.90 (the "Purchase Price") payable on the Closing Date (as defined below).

1.2 Closing. The closing ("Closing") of the transactions contemplated hereby will occur on or before the 3rd day of June, 2011 (the "Closing Date").

2. REPRESENTATIONS AND WARRANTIES OF THE SELLER

2.1 The Sellers jointly and severally warrant, covenant and represent to the Purchaser with the intention of inducing the Purchaser to enter into this Agreement that:

     (a) the Purchased Shares are validly issued and outstanding as fully paid and non-assessable in the capital of the Company;

     (b) the Purchased Shares represent 14% of the fully diluted share capital of the Company.

     (c) immediately prior to and at the Closing, the Sellers shall be the legal and beneficial owner of the Purchased Shares and on the Closing Date, the Sellers shall transfer to the Purchaser the Purchased Shares free and clear of all liens, restrictions, charges, encumbrances, debt, options to purchase, covenants or adverse claims of any kind or character;
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     (d)  the Sellers have no interest, legal or beneficial, direct or indirect, in any of the assets or business of the Company other than the shares of the Company's common stock set forth in first recital above;

     (e) the Sellers have the legal power and authority to execute and deliver this Agreement and all other documents required to be executed and delivered by the Sellers hereunder and to consummate the transactions contemplated hereby; and

     (f) each Seller is, or has been during the past ninety (90) days, an officer, director, 10% or greater shareholder or "affiliate" of the Company, as that term is defined in Rule 144 promulgated under the United States Securities Act of 1933, as amended (the "Securities Act");

     (g) immediately upon Closing, no Seller shall be indebted to the Company and the Company shall not be indebted to any of the Sellers;

     (h) the financial condition of the Company as at the Closing is accurately reflected and set forth in the financial statements of the Company attached to its most recently filed periodic report as required by the Securities and Exchange Commission amended (the "Financial Statements");

     (i) the Company has good and marketable title to all of its assets, and such assets are free and clear of any financial encumbrances not disclosed in the Financial Statements; and

     (j) to the best of their knowledge, there are no claims threatened or against or affecting the Company nor are there any actions, suits, judgments, proceedings or investigations pending or, threatened against or affecting the Company, at law or in equity, before or by any Court, administrative agency or other tribunal or any governmental authority or any legal basis for same.

3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

3.1 The Purchaser represents and warrants to the Seller that the Purchaser:

     (a) has the legal power and authority to execute and deliver this Agreement and to consummate the transactions hereby contemplated;

     (b) understands and agrees that under applicable law, offers and sales of any of the Purchased Shares prior to the expiration of a period of one year after the filing of form 10 information upon the Company no
          longer  being  a  "shell   company"  (the   "Restricted   Period")  as
          contemplated in this Agreement shall only be made in compliance with the safe harbour provisions set forth in Regulation S, or pursuant to the registration provisions of the Securities Act or pursuant to an
          exemption  therefrom,   and  that  all  offers  and  sales  after  the
          Restricted   Period  shall  be  made  only  in  compliance   with  the
          registration   provisions  of  the  Securities  Act  or  an  exemption
          therefrom; and
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     (c)  is acquiring  the  Purchased  Shares as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Purchased Shares.

The foregoing representations and warranties are inserted for the exclusive benefit of the Purchaser and may be waived in all or in part by the Purchaser by notice in writing to the Sellers.

4. MISCELLANEOUS

4.1 The parties hereto acknowledge that they have obtained independent legal advice with respect to this Agreement and acknowledge that they fully understand the provisions of this Agreement.

4.2 Unless otherwise provided, all dollar amounts referred to in this Agreement are in United States dollars.

4.3  There  are  no  representations,   warranties,  collateral  agreements,  or
conditions concerning the subject matter of this Agreement except as herein specified.

4.4 This Agreement will be governed by and construed in accordance with the laws of the State of Nevada. The parties hereby irrevocably attorn to the exclusive jurisdiction of the courts of Nevada with respect to any legal proceedings arising from this Agreement.

4.5 The representations and warranties of the parties contained in this Agreement shall survive the closing of the purchase and sale of the Purchased Shares and shall continue in full force and effect for a period of three years.

4.6 This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

4.7 Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date set forth on page one of this Agreement.
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Each of the parties hereto has executed this Agreement to be effective as of the day and year first above written.

BY THE SELLERS:


/s/ Guilbert Cuison                         /s/ Jerome Golez
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Guilbert Cuison                             Jerome Golez

BY THE PURCHASER:


/s/ Oded Shvartz
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Oded Shvartz